THE GUARDIAN INVESTOR VARIABLE ANNUITY SERIES L

Supplement dated April 7, 2009

to

Prospectus dated December 23, 2008

The following information should be read in conjunction with the Prospectus dated December 23, 2008 for The Guardian Investor Variable Annuity Series L issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

Effective immediately, the following Funds will no longer be available as variable investment options under your contract:

•	RS MidCap Opportunities VIP Series
•	RS Value VIP Series
•	RS Equity Dividend VIP Series

All references to the above three Funds in the Prospectus dated December 23, 2008 are hereby deleted.